                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT




                                     Settlement Date                    10/31/01
                                     Determination Date                 11/12/01
                                     Distribution Date                  11/15/01


I.      All Payments on the Contracts                                                                               8,411,602.95
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                           234,859.94
III.    Repurchased Contracts                                                                                               0.00
IV.     Investment Earnings on Collection Account                                                                           0.00
V.      Servicer Monthly Advances                                                                                     140,070.66
VI.     Distribution from the Reserve Account                                                                               0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                           112,424.98
VIII.   Transfers to the Pay-Ahead Account                                                                           (125,143.01)

IX.     Less:  Investment Earnings distributions                                                                            0.00
          (a)  To Sellers with respect to the Collection Account                                                            0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                       $8,773,815.52
                                                                                                                 ===============


DISTRIBUTION AMOUNTS                                                          Cost per $1000
--------------------------------------------                                  --------------
1.   (a)  Class A-1 Note Interest Distribution                                                             0.00
     (b)  Class A-1 Note Principal Distribution                                                            0.00
          Aggregate Class A-1 Note Distribution                                  0.00000000                                 0.00

2.   (a)  Class A-2 Note Interest Distribution                                                             0.00
     (b)  Class A-2 Note Principal Distribution                                                            0.00
          Aggregate Class A-2 Note Distribution                                  0.00000000                                 0.00

3.   (a)  Class A-3 Note Interest Distribution                                                             0.00
     (b)  Class A-3 Note Principal Distribution                                                            0.00
          Aggregate Class A-3 Note Distribution                                  0.00000000                                 0.00

4.   (a)  Class A-4 Note Interest Distribution                                                             0.00
     (b)  Class A-4 Note Principal Distribution                                                            0.00
          Aggregate Class A-4 Note Distribution                                  0.00000000                                 0.00

5.   (a)  Class A-5 Note Interest Distribution                                                             0.00
     (b)  Class A-5 Note Principal Distribution                                                            0.00
          Aggregate Class A-5 Note Distribution                                  0.00000000                                 0.00

6.   (a)  Class A-6 Note Interest Distribution                                                             0.00
     (b)  Class A-6 Note Principal Distribution                                                            0.00
          Aggregate Class A-6 Note Distribution                                  0.00000000                                 0.00

7.   (a)  Class A-7 Note Interest Distribution                                                             0.00
     (b)  Class A-7 Note Principal Distribution                                                            0.00
          Aggregate Class A-7 Note Distribution                                  0.00000000                                 0.00

8.   (a)  Class A-8 Note Interest Distribution                                                       340,337.32
     (b)  Class A-8 Note Principal Distribution                                                    7,044,881.34
          Aggregate Class A-8 Note Distribution                                 86.88492542                         7,385,218.66

9.   (a)  Class A-9 Note Interest Distribution                                                       321,266.67
     (b)  Class A-9 Note Principal Distribution                                                            0.00
          Aggregate Class A-9 Note Distribution                                  5.26666667                           321,266.67

10.  (a)  Class A-10 Note Interest Distribution                                                      345,041.67
     (b)  Class A-10 Note Principal Distribution                                                           0.00
          Aggregate Class A-10 Note Distribution                                 5.30833333                           345,041.67

11.  (a)  Class B Certificate Interest Distribution                                                  244,679.31
     (b)  Class B Certificate Principal Distribution                                                       0.00
          Aggregate Class B Certificate Distribution                             5.45000000                           244,679.31

12.  Servicer Payment
     (a)  Servicing Fee                                                                               98,520.76
     (b)  Reimbursement of prior Monthly Advances                                                    163,693.21
            Total Servicer Payment                                                                                    262,213.97

13.  Deposits to the Reserve Account                                                                                  215,395.25

Total Distribution Amount                                                                                          $8,773,815.52
                                                                                                                ================

Reserve Account distributions:
--------------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                 27,635.21
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                     187,760.04
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                             2,695.29
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                 18,312.39
             Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                            $236,402.93
                                                                                                                ================


                 INTEREST
--------------------------------------------
1.   Current Interest Requirement
        (a) Class A-1 Notes    @            5.598%                                                         0.00
        (b) Class A-2 Notes    @            5.852%                                                         0.00
        (c) Class A-3 Notes    @            5.919%                                                         0.00
        (d) Class A-4 Notes    @            6.020%                                                         0.00
        (e) Class A-5 Notes    @            6.050%                                                         0.00
        (f) Class A-6 Notes    @            6.130%                                                         0.00
        (g) Class A-7 Notes    @            6.140%                                                         0.00
        (h) Class A-8 Notes    @            6.230%                                                   340,337.32
        (i) Class A-9 Notes    @            6.320%                                                   321,266.67
        (j) Class A-10 Notes   @            6.370%                                                   345,041.67
               Aggregate Interest on Notes                                                                          1,006,645.65
        (k) Class B Certificates @          6.540%                                                                    244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                0.00
        (b) Class A-2 Notes                                                                                0.00
        (c) Class A-3 Notes                                                                                0.00
        (d) Class A-4 Notes                                                                                0.00
        (e) Class A-5 Notes                                                                                0.00
        (f) Class A-6 Notes                                                                                0.00
        (g) Class A-7 Notes                                                                                0.00
        (h) Class A-8 Notes                                                                                0.00
        (i) Class A-9 Notes                                                                                0.00
        (j) Class A-10 Notes                                                                               0.00
        (k) Class B Certificates                                                                           0.00

3.   Total Distribution of Interest                                      Cost per $1000
                                                                      --------------------
        (a) Class A-1 Notes                                                0.00000000                      0.00
        (b) Class A-2 Notes                                                0.00000000                      0.00
        (c) Class A-3 Notes                                                0.00000000                      0.00
        (d) Class A-4 Notes                                                0.00000000                      0.00
        (e) Class A-5 Notes                                                0.00000000                      0.00
        (f) Class A-6 Notes                                                0.00000000                      0.00
        (g) Class A-7 Notes                                                0.00000000                      0.00
        (h) Class A-8 Notes                                                4.00396848                340,337.32
        (i) Class A-9 Notes                                                5.26666667                321,266.67
        (j) Class A-10 Notes                                               5.30833333                345,041.67
                     Total Aggregate Interest on Notes                                                              1,006,645.65
        (k) Class B Certificates                                           5.45000000                                 244,679.31



                 PRINCIPAL
--------------------------------------------
                                                                       No. of Contracts
                                                                      -----------------
1.   Amount of Stated Principal Collected                                                          3,074,407.59
2.   Amount of Principal Prepayment Collected                                  203                 3,534,409.83
3.   Amount of Liquidated Contract                                             13                    436,063.92
4.   Amount of Repurchased Contract                                             0                          0.00

       Total Formula Principal Distribution Amount                                                                  7,044,881.34

5.   Principal Balance before giving effect to
       Principal Distribution                                                                   Pool Factor
                                                                                                -----------
        (a) Class A-1 Notes                                                                      0.0000000                  0.00
        (b) Class A-2 Notes                                                                      0.0000000                  0.00
        (c) Class A-3 Notes                                                                      0.0000000                  0.00
        (d) Class A-4 Notes                                                                      0.0000000                  0.00
        (e) Class A-5 Notes                                                                      0.0000000                  0.00
        (f) Class A-6 Notes                                                                      0.0000000                  0.00
        (g) Class A-7 Notes                                                                      0.0000000                  0.00
        (h) Class A-8 Notes                                                                      0.7712299         65,554,540.11
        (i) Class A-9 Notes                                                                      1.0000000         61,000,000.00
        (j) Class A-10 Notes                                                                     1.0000000         65,000,000.00
        (k) Class B Certificates                                                                 1.0000000         44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                 0.00
        (b) Class A-2 Notes                                                                                                 0.00
        (c) Class A-3 Notes                                                                                                 0.00
        (d) Class A-4 Notes                                                                                                 0.00
        (e) Class A-5 Notes                                                                                                 0.00
        (f) Class A-6 Notes                                                                                                 0.00
        (g) Class A-7 Notes                                                                                                 0.00
        (h) Class A-8 Notes                                                                                                 0.00
        (i) Class A-9 Notes                                                                                                 0.00
        (j) Class A-10 Notes                                                                                                0.00
        (k) Class B Certificates                                                                                            0.00

7.   Principal Distribution                                               Cost per $1000
                                                                      ---------------------
        (a) Class A-1 Notes                                               0.00000000                                        0.00
        (b) Class A-2 Notes                                               0.00000000                                        0.00
        (c) Class A-3 Notes                                               0.00000000                                        0.00
        (d) Class A-4 Notes                                               0.00000000                                        0.00
        (e) Class A-5 Notes                                               0.00000000                                        0.00
        (f) Class A-6 Notes                                               0.00000000                                        0.00
        (g) Class A-7 Notes                                               0.00000000                                        0.00
        (h) Class A-8 Notes                                               82.88095694                               7,044,881.34
        (i) Class A-9 Notes                                               0.00000000                                        0.00
        (j) Class A-10 Notes                                              0.00000000                                        0.00
        (k) Class B Certificates                                          0.00000000                                        0.00

8.   Principal Balance after giving effect to Principal Distribution                            Pool Factor
                                                                                                -----------
        (a) Class A-1 Notes                                                                      0.0000000                  0.00
        (b) Class A-2 Notes                                                                      0.0000000                  0.00
        (c) Class A-3 Notes                                                                      0.0000000                  0.00
        (d) Class A-4 Notes                                                                      0.0000000                  0.00
        (e) Class A-5 Notes                                                                      0.0000000                  0.00
        (f) Class A-6 Notes                                                                      0.0000000                  0.00
        (g) Class A-7 Notes                                                                      0.0000000                  0.00
        (h) Class A-8 Notes                                                                      0.6883489         58,509,658.77
        (i) Class A-9 Notes                                                                      1.0000000         61,000,000.00
        (j) Class A-10 Notes                                                                     1.0000000         65,000,000.00
        (k) Class B Certificates                                                                 1.0000000         44,895,285.54



                 POOL DATA
--------------------------------------------                                                       Aggregate
                                                                          No. of Contracts     Principal Balance
                                                                          ----------------     -----------------
1.   Pool Stated Principal Balance as of                  10/31/01             9,196             229,404,944.31

2.   Delinquency Information                                                                                        % Delinquent
                                                                                                                    ------------
              (a) 31-59 Days                                                    88                 2,130,461.25        0.929%
              (b) 60-89 Days                                                    28                   685,363.04        0.299%
              (c) 90-119 Days                                                   21                   427,886.64        0.187%
              (d) 120 Days +                                                    80                 2,327,257.37        1.014%


3.   Contracts Repossessed during the Due Period                                9                    296,407.19

4.   Current Repossession Inventory                                             38                 1,289,516.27

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables               13                   436,063.92
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                   234,859.94
                                                                                                ---------------
       Total Aggregate Net Losses for the preceding Collection Period                                                 201,203.98

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                  2,964,896.45

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)          995                                15,211,291.43

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                          9.181%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                             88.345



             TRIGGER ANALYSIS
--------------------------------------------

1.   (a)  Average Delinquency Percentage                   2.075%
     (b)  Delinquency Percentage Trigger in effect ?                           YES

2.   (a)  Average Net Loss Ratio                           0.061%
     (b)  Net Loss Ratio Trigger in effect ?                                   NO
     (c)  Net Loss Ratio (using ending Pool Balance)       0.125%

3.   (a)  Servicer Replacement Percentage                  0.059%
     (b)  Servicer Replacement Trigger in effect ?                             NO



               MISCELLANEOUS
--------------------------------------------

1.   Monthly Servicing Fees                                                                                            98,520.76

2.   Servicer Advances                                                                                                140,070.66

3.    (a)  Opening Balance of the Reserve Account                                                                   8,973,952.86
      (b)  Deposits to the Reserve Account                                                           215,395.25
      (c)  Investment Earnings in the Reserve Account                                                 21,007.68
      (d)  Distribution from the Reserve Account                                                    (236,402.93)
      (e)  Ending Balance of the Reserve Account                                                                    8,973,952.86

4.   Specified Reserve Account Balance                                                                              8,973,952.86

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                   256,607.99
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                             125,143.01
      (c)  Investment Earnings in the Pay-Ahead Account                                                    0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                           (112,424.98)
      (e)  Ending Balance in the Pay-Ahead Account                                                                    269,326.02